UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 6, 2020
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2020, the Board of Directors (the “Board”) of Aflac Incorporated (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to expressly permit the Company, as the Board may determine in its discretion, to hold shareholder meetings solely or partially by means of remote communication, in any manner and to the extent permitted by the laws of the State of Georgia. The Bylaws were also amended to make explicit the ability of members of the Board to participate in meetings through the use of remote communication, to the extent permitted by the laws of the State of Georgia.

The description of amendments to the Bylaws is subject to and qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On April 6, 2020, the Company issued a press release announcing that its annual meeting of shareholder to be held on May 4, 2020, will be held virtually. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws of Aflac Incorporated, as of April 6, 2020
99.1	Press release of Aflac Incorporated dated April 6, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

April 6, 2020	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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